Earnings Release | March 31, 2020

COVID-19 PANDEMIC RESPONSE Customers & Community Employees & Operations • Proactively reaching out to loan and deposit customers • Mobilized remote access to approximately 850 team through segment reviews continuously develop members in multiple phases additional customer support options ongoing ◦ Operating with over 750 employees working • Participating lender in Paycheck Protection Program remotely process to support small businesses • Restrictions placed on business travel ◦ Nearly 2,300 applications approved for just over $600M in lending volume • Key management separated • Loan Modification Relief • Transferred 100 team members to various departments like call center and loan processing to support shifts in ◦ Provided interest only payments and 90-day customer transactions and activities deferrals for approximately 450 loan customers • Activated increased funding monitoring and planning • Modified channels to support additional remote volumes such as mobile deposit limits and ATM cash availability • Bonus paid to retail and support staff for their hard work and flexibility along with option to all staff for PTO Cash • Closed branch lobbies and maintained drive thru and Out meetings by appointment • Implemented executive-led segment reviews on more • Supporting local business customers than 400 relationships spanning 40% of the portfolio to proactively monitor and identify early indicators 4 NOTE: All data as of April 24, 2020 unless otherwise noted 2

SELECTED GAAP & NON-GAAP RESULTS

Great Western Bancorp, Inc.

At and for the three months ended:		GAAP		Goodwill & Intangible		excl Goodwill		Credit Related		Non-GAAP Adjusted
Net interest income	$	101,983	$	—	$	101,983	$	—	$	101,983
Provision for loan and lease losses		71,795		—		71,795		59,712		12,083
Total noninterest income		(83)		—		(83)		(10,434)		10,351
Total noninterest expense		808,453		742,352		66,101		3,758		62,343
(Benefit from) provision for income taxes		(37,730)		(29,339)		(8,391)		(17,220)		8,829
Adjustments to Net Income	**$**	**(740,618)**	**$**	**713,013**	**$**	**(27,605)**	**$**	**56,685**	**$**	**29,080**

At and for the six months ended:		GAAP		Goodwill & Intangible		excl Goodwill		Credit Related		Non-GAAP Adjusted
Net interest income	$	207,156	$	—	$	207,156	$	—	$	207,156
Provision for loan and lease losses		79,898		—		79,898		59,712		20,186
Total noninterest income		15,650		—		15,650		(10,434)		26,084
Total noninterest expense		865,383		742,352		123,031		3,758		119,273
(Benefit from) provision for income taxes		(25,131)		(29,339)		4,208		(17,220)		21,428
Adjustments to Net Income	**$**	**(697,344)**	**$**	**713,013**	**$**	**15,669**	**$**	**56,685**	**$**	**72,354**

- Financial results this quarter included several items linked to the impact of the COVID-19 pandemic. We recognized an impairment included in noninterest expense of $742.4M, of which $622.4M stemmed from goodwill related to the acquisition of Great Western Bank in 2008 by National Australia Bank, $118.2M from goodwill related to subsequent acquisitions and $1.8M from certain intangible assets. The expense was offset in part by a related benefit from income taxes of $29.3M.
- In addition, COVID-19 impacts included $73.8M in several credit and other related charges for loan and other real estate reserves, including a $59.7M charge for general allowance increases in provision expense, $7.1M and $3.3M of charges for fair value credit risk and derivative reserves in noninterest income, respectively, a $3.3M write down on an OREO hotel property negatively impacted by COVID-19 pandemic travel restrictions, and $0.4M of charges for the reserve on unfunded commitments in noninterest expenses. All of these pretax expenses are offset in part by a related benefit from income taxes of $17.2M.
- See also the "Non-GAAP Financial Measures and Reconciliation" section in this document for further discussion of the above items.

3

NYSE: GWB

GreatWesternBank.com

REVENUE

Great Western Bancorp, Inc.

Revenue Highlights

- Net interest income (FTE) decreased 3.0% to $103.5 million compared to prior quarter
  - Decline in loan and securities yields outpaced by deposit and funding yields, particularly following the Federal Reserve's emergency rate cutting of 150 basis points
- NIM (FTE) and adjusted NIM (FTE)[1] was down 9 and 10 basis points, respectively, compared to 1QFY20
- Noninterest income related to loans and derivatives at fair value[2] decreased $2.6M primarily related to lower deposit revenue and interchange revenue from seasonal declines combined with further declines in transaction activity from COVID-19 pandemic impacts

NIM Analysis



3.68%
3.65%
0.02%
(0.17)%
0.03%
(0.04)%
0.07%
(0.01)%
3.59%
3.55%
1QFY20
Cash & Investments
Loans
Nonaccrual Interest
March Yield Curve
Deposits
Borrowings
2QFY20
NIM (FTE)
Adjusted NIM (FTE) 1

Net Interest Income ($MM) and NIM



$106.7
$103.5
$211.3
$210.2
3.68%
3.65%
3.59%
3.55%
3.78%
3.79%
3.63%
3.60%
1QFY20
2QFY20
FYTD 19
FYTD 20
Net Interest Income (FTE)
NIM (FTE)
Adjusted NIM (FTE) 1

Noninterest Income [2]



Other Service fees $2,006
Service charges $1,491
Wealth management $3,122
OD/NSF fees $3,399
Mortgage banking income, net $1,145
Interchange income $2,292
Other $1,135

[1] Adjusted NIM (FTE) is a non-GAAP measure. See appendix for reconciliations.
[2] Chart excludes changes related to loans and derivatives at fair value which netted $(14.7)M for the quarter and gain/loss on sale of securities. Dollars in thousands.

4

NYSE: GWB

GreatWesternBank.com

EARNINGS, EXPENSES & PROVISION Highlights Net Income and Adjusted Net Income ($MM) 1 • Adjusted net income of $29.1 million, a decrease of 32.8% over $90.3 1QFY20 • ROAA of (10.86)% and 2.8% ROTCE1 for the quarter $50.3 $72.4 $43.3 • Efficiency ratio1 was 63.5% for the quarter • Noninterest expenses (Non-GAAP) increased in the quarter due $29.1 to salaries and employee benefits related to annual merit increases effective in January, a one-time bonus payment to 1.55% 1.34% 1.46% retail staff of $0.5M and elevated legal and administrative costs (23.16)% (10.86)% on OREO assets 4QFY19 1QFY20 2QFY20 • Higher provision for loan losses during the quarter due mainly to FYTD 19 FYTD 20 increased levels of incurred losses related to the COVID-19 Net Income outbreak Adjusted Net ROAA Income Noninterest Expense ($MM) Provision for Loan Losses ($MM) $79.9 $808.4 $865.4 $71.8 $59.7 $746.1 $746.1 $59.7 63.5% 54.1% 45.8% 46.2% $12.9 $113.7 $8.1 $56.9 $20.2 $119.3 $12.1 $62.3 1QFY20 2QFY20 FYTD 19 FYTD 20 1QFY20 2QFY20 FYTD 19 FYTD 20 Noninterest expense Efficiency Ratio Provision for Loan Losses COVID-19 Impact COVID-19 Impact 1 Adjusted net income, ROTCE and efficiency ratio are non-GAAP measures. See appendix for reconciliations. 5

CAPITAL & INTEREST SENSITIVITY

Great Western Bancorp, Inc.

Capital Highlights

- Total capital for the quarter was $1.35B for a ratio of 12.9%, and Tier 1 Capital was $1.19B for a ratio of 11.3%
- Tangible common equity[1] was $1.15B, reflecting a 9.3% ratio against tangible assets[1]
- The above ratios reflect $40M of share buybacks executed prior to the onset of the COVID-19 pandemic and have been indefinitely suspended to moderate the impact of COVID-19
- $4.6B of fixed loans had a yield of 4.57% and $2.1B of variable loans reached their floors in the quarter following the fed rate cuts, with a yield of 4.68%
    - Another $1.1B of variable repricing after 90 days has a yield of 4.62%

Capital



12.1%
12.2%
12.5%
13.0%
12.7%
12.9%
10.9%
11.1%
11.4%
12.0%
11.7%
11.3%
8.3%
8.5%
9.2%
9.6%
9.6%
9.3%
FY15
FY16
FY17
FY18
FY19
2QFY20
Tier 1 Capital
Total Capital
TCE / TA 1

Loan Rate Floor Summary



$4.6B, 4.57%
$0.2B, 3.96%
$0.2B, 4.15%
$2.1B, 4.68%
$1.4B, 3.59%
$1.1B, 4.62%
Fixed
Variable - Floor
Variable - No Floor
Fixed or At Floor
Reprice Within 90 Days
Reprice After 90 Days

- Chart shows volumes and yields at the quarter end
- Variable/Adjustable: 40% Prime, 29% 5 yr Treasury, 31% all other

Tangible Book Value[1] per Share Accretion



GWB CAGR TBV 11% 2
Peer CAGR TBV 7% 2
160.00
150.00
140.00
130.00
120.00
110.00
100.00
90.00
4QFY14
1QFY15
2QFY15
3QFY15
4QFY15
1QFY16
2QFY16
3QFY16
4QFY16
1QFY17
2QFY17
3QFY17
4QFY17
1QFY18
2QFY18
3QFY18
4QFY18
1QFY19
2QFY19
3QFY19
4QFY19
1QFY20
GWB
GWB Peer Group 3

[1] Non-GAAP measures, see appendix for reconciliations
[2] Compound Annual Growth Rate over 5 years
[3] See appendix for Peer Group listing; data sourced from SNL Financial

6

NYSE: GWB GreatWesternBank.com

BALANCE SHEET OVERVIEW Balance Sheet Highlights Total Loans ($MM) • Outstanding loans increased $67.1 million, or 0.7%, during the $9,416 $9,707 $9,693 quarter $8,683 $8,969 ▪ The increase in loans during the quarter was driven by an $7,325 $864 increase of $138.1M in CRE loans and $22.8M in $7,819 commercial non-real estate loans, offset with a $98.9M decrease in agriculture loans • Deposits grew $90.6 million, or 0.9%, during the quarter ▪ The increase was driven by a $122.1 million in consumer and $60.4 million in business deposits along with a $87.7 million increase in brokered deposits, largely offset with a FY15 FY16 FY17 FY18 FY19 2QFY20 $199.1 million decrease in time deposits. ◦ COVID-19 high risk segments are 14.2% of total loans Total Loans Loans Acquired Deposits ($MM) COVID-19 High Risk Segments ($MM) $10,300 $10,179 $9,733 $91.5 $8,605 $8,978 $7,387 $863 1.05% Total $1,373 $7,742 0.75% 0.65% $1,049.7 0.40% 0.32% 0.32% $29.9 $23.6 $89.2 $89.0 FY15 FY16 FY17 FY18 FY19 2QFY20 Hotel Restaurants / Entertainment Drinking Places Total Deposits Deposits Acquired Cost of Deposits 1 CRE C&I TCE / TA is a non-GAAP measure. See appendix for reconciliation. 7

HOTELS Highlights Hotel Balances vs Commitments ($MM) • Hotel loan volume total is $1.14B with $1.23B in total $1,131 $1,145 commitments • 92% is secured by real estate and classified as CRE while 8% is classified as C&I • Mature portfolio with 95.7% of balances and commitments operational, 3.7% under construction, and 0.6% committed and not started $63 $19 ◦ Only $14M of commitments not drawn on operating $11 $0 and $71M not drawn on 10 construction projects Operating Under Construction Not Started • 90% of the balance concentrated within the bank's footprint ◦ 59% in the 7 Midwestern states Drawn Committed ◦ 31% in the Western states of Colorado and Arizona Hotel Loan Balance Geography • Overall loan to value is approximately 62% on outstanding balances for loans over $5M, which makes up more than Non-Footprint $118* 80% of the hotel portfolio IA $236 • 87.5% of the balance is term debt and 12.5% is lines of AZ $132 credit • As of 3/31/2020, 95.2% of loans rated pass, 2.7% rated Midwest, 59% Western, 31% watch, and 2.1% rated substandard; increased monitoring SD $166 is in place CO $223 NE $119 Other $78 MN $69 *Non-Footprint includes AK $22, CA $20, FL $19, among others. 8

HOTELS (cont'd) Highlights Relationship Sizes ($MM) • The portfolio is comprised of approximately 200 relationships, Loan Balance by Customer Size with loan amounts well diversified by size • Relationships and credits that have medium to long tenure and minimal line commitment exposure outside of construction • Flagged hotel relationships make up more than 84% of the portfolio (with the rest as boutiques, casinos, or resorts) • Net loan charge-offs from 2013-present were $3.4M related to $370 5 relationships $316 $223 $232 116 44 23 7 <5M 5-10M 10-25M 25M+ Customer Tenure Hotel Charge-offs as % of Total Loans $400 $350 0.03% $300 $250 $200 $150 $100 0.006% 0.004% $50 0.0004% $0 FY14 & FY15 FY16 FY17 FY18 FY19 FYTD20 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FYTD Prior 20 Commitment Outstanding Bal 9

ASSET QUALITY Highlights • Asset quality continues to be a paramount focus as we work to improve the overall risk profile of the portfolio • Watch loans remain at elevated levels though showed stabilization compared to the prior quarter as we work to identify early indicators on loans that warrant added attention • Substandard loans, also elevated, declined from the prior quarter by $12.4M as a small number of credits in Ag were upgraded while a couple larger commercial credits showing deterioration were downgraded • Progress continues to be made on the transition to a new rating system that will adopt the Special Mention category to help support credit management and align with common Criticized Loan measures Watch Loans ($MM) Substandard Loans ($MM) $640 $628 $416 $420 $406 $216 $253 $197 $187 $472 $206 $328 $343 $310 $312 $115 $123 $84 $121 $132 6.6% 6.5% $253 $242 $233 4.9% 4.3% 4.3% 4.2% 4.2% $184 $111 $81 3.8% $71 3.5% 3.6% 2.5% 2.8% 2.6% 2.7% $130 $189 $205 $180 $259 $200 $219 $233 $54 $131 $162 $172 $357 $424 $375 FY15 FY16 FY17 FY18 FY19 1QFY20 2QFY20 FY15 FY16 FY17 FY18 FY19 1QFY20 2QFY20 Ag Loans Non Ag Loans % of Total Ag Loans Non Ag Loans % of Total Loans Loans 10

ASSET QUALITY (cont'd)

Great Western Bancorp, Inc.

Highlights

- Nonaccrual loans increased 36.5% for the quarter to $213M driven by a small number of relationships in healthcare and agriculture industries as they progress through the workout process
- Net charge-offs for the quarter were 0.36% of average loans on an annualized basis, up from 0.25% of average total loans on an annualized basis for the prior quarter
- The ratio of ALLL to total loans increased to 1.40% for the quarter from 0.76% as of the prior quarter, and total comprehensive coverage increased to 1.68% from 0.94%, reflecting increased levels of incurred losses related to the COVID-19 outbreak

Nonaccruals / Total Loans



83.8%
51.1%
45.9%
45.1%
66.0%
63.8%
0.60%
0.33%
0.67%
0.79%
0.42%
1.12%
0.38%
1.14%
0.30%
0.80%
0.72%
1.48%
FY15
FY16
FY17
FY18
FY19
2QFY20
AG
Non-AG
Reserves/ Total NALs

Net Charge-offs / Average Total Loans [2]



0.13%
0.11%
0.12%
0.02%
0.05%
0.04%
0.26%
0.02%
0.14%
0.08%
0.02%
0.18%
0.03%
0.10%
0.04%
0.36%
0.02%
0.08%
0.25%
0.31%
0.02%
0.10%
0.16%
0.03%
FY15
FY16
FY17
FY18
FY19
FYTD 20
CRE
AG
C&I
Other
Total Loans

Comprehensive Credit-Related Coverage ($MM)

	GWB Legacy Loans			
	Amortized Cost	**Fair Value**	**Acquired Loans**	**Total**
ALLL	$ 131.8	$ —	$ 4.2	$ 136.0
Remaining Loan Discount	$ —	$ —	$ 10.5	$ 10.5
Fair Value Adjustment (Credit)	$ —	$ 16.7	$ —	$ 16.7
Total ALLL / Discount / FV Adj.	$ 131.8	$ 16.7	$ 14.7	$ 163.2
Total Loans	$ 8,502.0	$ 792.1	$ 399.2	$ 9,693.3
ALLL / Total Loans	**1.55 %**	**— %**	**1.05 %**	**1.40 %**
Discount / Total Loans	— %	— %	2.63 %	0.11 %
FV Adj. / Total Loans	— %	2.11 %	— %	0.17 %
Total Coverage / Total Loans [1]	**1.55 %**	**2.11 %**	**3.68 %**	**1.68 %**

[1] Comprehensive Credit-Related Coverage is a non-GAAP measure that Management believes is useful to demonstrate that the FV adjustments related to credit and remaining loan discounts consider credit risk and should be considered as part of total coverage
[2] Annualized for partial periods

11

NYSE: GWB

GreatWesternBank.com

AG LOAN ASSET QUALITY Commentary Ag Net Charge-offs / Average Total Loans 1 • Charge-offs in FY20 largely consist of problem credits from 0.01% the beef and grain sectors • Watch loans are $233M spread evenly across key sectors as we increase monitoring on several credits 0.01% 0.19% • Substandard loans were $375M with more than half the balance related to dairy loans still being evaluated based on 0.09% FY19 year end financials, along with a single swine 0.03% relationship downgraded in the prior quarter 0.05% 0.02% 0.07% 0.05% 0.06% 0.03% 0.03% FY15 FY16 FY17 FY18 FY19 FYTD 20 Ag Watch Loans by Category 2 Ag Substandard Loans by Category 2 $16 $27 $25 $76 $55 $25 $9 $19 $12 $35 $40 $42 $90 $195 $197 $123 $37 $13 $67 $103 $14 $23 $15 $28 $145 $69 $22 $69 $86 $96 $30 $67 $73 $64 $76 $94 $31 $79 $62 $59 $35 $23 $51 FY15 FY16 FY17 FY18 FY19 FYTD 20 FY15 FY16 FY17 FY18 FY19 FYTD 20 Grains Beef Cattle Dairy Farms Hogs All Other 1 Annualized for partial year periods 2 Categories with less than $20m were considered immaterial and combined in Other 12

DISCLOSURES Forward-Looking Statements: This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements about Great Western Bancorp, Inc.’s expectations, beliefs, plans, strategies, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “views,” “intends” and similar words or phrases. In particular, the statements included in this Presentation concerning Great Western Bancorp, Inc.’s expected performance and strategy, strategies for managing troubled loans, the impact on the business arising from the COVID-19 outbreak and the interest rate environment are not historical facts and are forward-looking. Accordingly, the forward-looking statements in this Presentation are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed. All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Any forward- looking statements are qualified in their entirety by reference to the factors discussed in the sections titled “Item 1A. Risk Factors” and "Cautionary Note Regarding Forward-Looking Statements" in Great Western Bancorp, Inc.’s Annual Report on Form 10-K for the most recently ended fiscal year, Form 10-Q for the quarter ended December 31, 2019 and in other periodic filings with the Securities and Exchange Commission. Further, any forward-looking statement speaks only as of the date on which it is made, and Great Western Bancorp, Inc. undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Non-GAAP Financial Measures: This presentation contains non-GAAP measures which our management relies on in making financial and operational decisions about our business and which exclude certain items that we do not consider reflective of our business performance. We believe that the presentation of these measures provides investors with greater transparency and supplemental data relating to our financial condition and results of operations. These non-GAAP measures should be considered in context with our GAAP results. A reconciliation of these non-GAAP measures appears in our earnings release dated April 30, 2020 and in Appendix 1 to this presentation. Our earnings release and this presentation are available in the Investor Relations section of our website at www.greatwesternbank.com. Our earnings release and this presentation are also available as part of our Current Report on Form 8-K filed with the Securities and Exchange Commission on April 30, 2020. Explanatory Note: In this presentation, all financial information presented refers to the financial results of Great Western Bancorp, Inc. combined with those of its predecessor, Great Western Bancorporation, Inc. 13

Appendix 1 Non-GAAP Measures

NON-GAAP MEASURES At or for the six months ended: At or for the three months ended: March 31, March 31, March 31, December 31, September 30, June 30, March 31, 2020 2019 2020 2019 2019 2019 2019 Adjusted net income and adjusted earnings per common share: Net (loss) income - GAAP $ (697,344) $ 90,297 $ (740,618) $ 43,274 $ 50,285 $ 26,783 $ 44,511 Add: COVID-19 related impairment of goodwill and certain intangible assets, net of tax 713,013 — 713,013 — — — — Add: COVID-19 impact on credit and other related charges, net of tax 56,685 — 56,685 — — — — Adjusted net income $ 72,354 $ 90,297 $ 29,080 $ 43,274 $ 50,285 $ 26,783 $ 44,511 Weighted average diluted common shares outstanding 56,141,816 57,556,984 55,906,002 56,457,967 56,804,172 57,110,103 57,074,674 Earnings per common share - diluted $ (12.42) $ 1.57 $ (13.25) $ 0.77 $ 0.89 $ 0.47 $ 0.78 Adjusted earnings per common share - diluted $ 1.29 $ 1.57 $ 0.52 $ 0.77 $ 0.89 $ 0.47 $ 0.78 Tangible net income and return on average tangible common equity: x x x x x Net (loss) income - GAAP $ (697,344) $ 90,297 $ (740,618) $ 43,274 $ 50,285 $ 26,783 $ 44,511 Add: Amortization of intangible assets and COVID-19 related impairment of goodwill and certain intangible assets, net of tax 713,817 687 713,440 377 315 335 343 Tangible net income $ 16,473 $ 90,984 $ (27,178) $ 43,651 $ 50,600 $ 27,118 $ 44,854 Average common equity $ 1,913,277 $ 1,819,996 $ 1,918,035 $ 1,908,519 $ 1,885,785 $ 1,864,132 $ 1,822,940 Less: Average goodwill and other intangible assets 744,702 746,305 741,257 748,146 745,349 745,718 746,107 Average tangible common equity $ 1,168,575 $ 1,073,691 $ 1,176,778 $ 1,160,373 $ 1,140,436 $ 1,118,414 $ 1,076,833 Return on average common equity * (72.9)% 10.0% (155.3)% 9.0% 10.6% 5.8% 9.9 % Return on average tangible common equity ** 2.8% 17.0% (9.3)% 15.0% 17.6% 9.7% 16.9% * Calculated as net income - GAAP divided by average common equity. Annualized for partial-year periods. ** Calculated as tangible net income divided by average tangible common equity. Annualized for partial-year periods. 15

NON-GAAP MEASURES

Great Western Bancorp, Inc.

	At or for the six months ended:		At or for the three months ended:				
	March 31, 2020	March 31, 2019	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Adjusted net interest income and adjusted net interest margin (fully-tax equivalent basis):							
Net interest income - GAAP	**$ 207,156**	$ 208,369	**$ 101,983**	$ 105,173	$ 106,709	$ 105,629	$ 103,475
Add: Tax equivalent adjustment	**3,037**	2,932	**1,514**	1,523	1,487	1,424	1,442
Net interest income (FTE)	**210,193**	211,301	**103,497**	106,696	108,196	107,053	104,917
Add: Current realized derivative gain (loss)	**(2,140)**	426	**(1,250)**	(890)	(127)	321	405
Adjusted net interest income (FTE)	**$ 208,053**	$ 211,727	**$ 102,247**	$ 105,806	$ 108,069	$ 107,374	$ 105,322
Average interest-earning assets	**$ 11,567,032**	$ 11,216,179	**$ 11,590,453**	$ 11,543,610	$ 11,609,823	$ 11,617,521	$ 11,345,559
Net interest margin (FTE) *	**3.63 %**	3.78 %	**3.59 %**	3.68 %	3.70 %	3.70 %	3.75 %
Adjusted net interest margin (FTE) **	**3.60 %**	3.79 %	**3.55 %**	3.65 %	3.69 %	3.71 %	3.76 %

* Calculated as net interest income (FTE) divided by average interest earning assets. Annualized for partial-year periods.

** Calculated as adjusted net interest income (FTE) divided by average interest earning assets. Annualized for partial-year periods.

	March 31, 2020	March 31, 2019	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Adjusted interest income and adjusted yield (fully-tax equivalent basis), on non-ASC 310-30 loans:							
Interest income - GAAP	**$ 229,679**	$ 241,889	**$ 111,970**	$ 117,709	$ 124,923	$ 124,098	$ 121,528
Add: Tax equivalent adjustment	**3,037**	2,932	**1,514**	1,523	1,487	1,424	1,442
Interest income (FTE)	**232,716**	244,821	**113,484**	119,232	126,410	125,522	122,970
Add: Current realized derivative gain (loss)	**(2,140)**	426	**(1,250)**	(890)	(127)	321	405
Adjusted interest income (FTE)	**$ 230,576**	$ 245,247	**$ 112,234**	$ 118,342	$ 126,283	$ 125,843	$ 123,375
Average non-ASC 310-30 loans	**$ 9,525,157**	$ 9,525,498	**$ 9,496,153**	$ 9,554,161	$ 9,693,395	$ 9,699,433	$ 9,615,096
Yield (FTE) *	**4.89 %**	5.15 %	**4.81 %**	4.96 %	5.17 %	5.19 %	5.19 %
Adjusted yield (FTE) **	**4.84 %**	5.16 %	**4.75 %**	4.93 %	5.17 %	5.20 %	5.20 %

* Calculated as interest income (FTE) divided by average loans. Annualized for partial-year periods.

** Calculated as adjusted interest income (FTE) divided by average loans. Annualized for partial-year periods.

16

NYSE: GWB

GreatWesternBank.com

NON-GAAP MEASURES

Great Western Bancorp, Inc.

	At or for the six months ended:		At or for the three months ended:				
	March 31, 2020	March 31, 2019	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Efficiency ratio:							
Total revenue - GAAP	$ **222,806**	$ 243,312	$ **101,900**	$ 120,906	$ 121,732	$ 116,395	$ 121,698
Add: Tax equivalent adjustment	**3,037**	2,932	**1,514**	1,523	1,487	1,424	1,442
Total revenue (FTE)	$ **225,843**	$ 246,244	$ **103,414**	$ 122,429	$ 123,219	$ 117,819	$ 123,140
Noninterest expense	$ **865,383**	$ 113,686	$ **808,453**	$ 56,930	$ 55,212	$ 56,000	$ 56,580
Less: Amortization of intangible assets and COVID-19 related impairment of goodwill and certain intangible assets	**743,206**	788	**742,779**	427	366	385	394
Tangible noninterest expense	$ **122,177**	$ 112,898	$ **65,674**	$ 56,503	$ 54,846	$ 55,615	$ 56,186
Efficiency ratio *	**54.1 %**	45.8 %	**63.5 %**	46.2 %	44.5 %	47.2 %	45.6 %

* Calculated as the ratio of tangible noninterest expense to total revenue (FTE).

	March 31, 2020	March 31, 2019	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Tangible common equity and tangible common equity to tangible assets:							
Total stockholders' equity	$ **1,153,464**	$ 1,852,394	$ **1,153,464**	$ 1,920,669	$ 1,900,249	$ 1,881,128	$ 1,852,394
Less: Goodwill and other intangible assets	**6,703**	745,947	**6,703**	749,481	745,197	745,563	745,947
Tangible common equity	$ **1,146,761**	$ 1,106,447	$ **1,146,761**	$ 1,171,188	$ 1,155,052	$ 1,135,565	$ 1,106,447
Total assets	$ **12,387,808**	$ 12,830,162	$ **12,387,808**	$ 12,851,665	$ 12,788,301	$ 12,954,896	$ 12,830,162
Less: Goodwill and other intangible assets	**6,703**	745,947	**6,703**	749,481	745,197	745,563	745,947
Tangible assets	$ **12,381,105**	$ 12,084,215	$ **12,381,105**	$ 12,102,184	$ 12,043,104	$ 12,209,333	$ 12,084,215
Tangible common equity to tangible assets	**9.3 %**	9.2 %	**9.3 %**	9.7 %	9.6 %	9.3 %	9.2 %
Tangible book value per share:							
Total stockholders' equity	$ **1,153,464**	$ 1,852,394	$ **1,153,464**	$ 1,920,669	$ 1,900,249	$ 1,881,128	$ 1,852,394
Less: Goodwill and other intangible assets	**6,703**	745,947	**6,703**	749,481	745,197	745,563	745,947
Tangible common equity	$ **1,146,761**	$ 1,106,447	$ **1,146,761**	$ 1,171,188	$ 1,155,052	$ 1,135,565	$ 1,106,447
Common shares outstanding	**55,013,928**	56,938,435	**55,013,928**	56,382,915	56,283,659	56,939,032	56,938,435
Book value per share - GAAP	$ **20.97**	$ 32.53	$ **20.97**	$ 34.06	$ 33.76	$ 33.04	$ 32.53
Tangible book value per share	$ **20.84**	$ 19.43	$ **20.84**	$ 20.77	$ 20.52	$ 19.94	$ 19.43

17

NYSE: GWB

GreatWesternBank.com

Appendix 2 Accounting for Loans at FV and Related Derivatives

LOANS AT FAIR VALUE & RELATED DERIVATIVES

Great Western Bancorp, Inc.

Overview

- For certain loans with an original term greater than 5 years with a fixed rate to the customer, Great Western Bank ("GWB") has entered into equal and offsetting fixed-to-floating interest rate swaps with two US counterparties
- Total size of the portfolio was $792.1 million at March 31, 2020

GWB has elected the Fair Value Option (ASC 825) on these loans and applies a similar treatment to the related derivatives:

- Changes in the fair value of the loans and the derivatives and the current period realized cost (benefit) of the derivatives (i.e., the net pay fixed/receive floating settlement) are recorded in earnings through noninterest income
- This differs significantly from most peers who have elected Hedge Accounting treatment
- The historical election is irrevocable so the concept will be present for the foreseeable future in GWB's financial statements *even if* different accounting elections are made on future originations
- Management presents non-GAAP measures to provide more clarity on the underlying economics

Summary

	Income Statement Line Item:			
	Net increase in fair value of loans at fair value	**Net realized and unrealized loss on derivatives**	**Net Relationship**	Notes
Increase (decrease) in FV related to interest rates	$ 46,064	$ (46,064)	$ —	*1*
Decrease in FV related to credit	(10,523)	(3,335)	(13,858)	*2*
Increase in SWAP fees	—	436	436	*3*
Current period realized cost of derivatives	—	(1,251)	(1,251)	*4*
Subtotal, loans at FV and related derivatives	**$ 35,541**	**$ (50,214)**	**$ (14,673)**	*5*

[1] Equal and offsetting each period. Changes in the FV of each financial asset and liability driven by current compared to contractual rates.

[2] Management records an adjustment for credit risk in noninterest income based on loss history for similar loans, adjusted for an assessment of existing market conditions for each loan segment. The FV adjustment related to credit is not included in the ALLL but loans are included in the ALLL coverage ratio denominator.

[3] Swap fees are fees related to transacting interest rate swaps and other interest rate derivatives.

[4] Current period actual cost of fixed-to-float interest rate swaps. Within non-GAAP financial measures, management reclassifies this component to interest income, resulting in adjusted interest income, adjusted net interest income and adjusted NIM, reflecting the underlying economics of the transactions. All else equal, this drag on earnings will reduce as short-term LIBOR rates increase.

[5] While US GAAP mandates the presentation of these items in noninterest income, management believes the residual net amount economically represents the net credit exposure of this segment of the portfolio - presented as a "credit-related charge" in the earnings release and elsewhere (see note (2)) - and the current period derivative cost which should be analyzed relative to gross interest income received from the loan customers (see note (4)) as presented in non-GAAP measures.

19

NYSE: GWB

GreatWesternBank.com